Exhibit 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Orbital Infrastructure Group, Inc. (the "Company"), on Form 10-Q of the quarter ended June 30, 2022, I hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The quarterly report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ James F. O'Neil	Dated: August 12, 2022
James F. O'Neil,
Chief Executive Officer